CONSENT OF INDEPENDENT AUDITORS




The Trustees and Shareholders
Mentor Institutional Trust

     We consent to the use of our report, dated July 31, 1998, incorporated herein by reference.


                    /s/ KPMG LLP

                    KPMG LLP


Boston, Massachusetts
August 17, 1999